REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of December 1, 2005 (this “Agreement”), is made by and between ANSWERS CORPORATION, a Delaware corporation, having its principal place of business located at Jerusalem Technology Park, The Tower, Jerusalem 91481, Israel (the “Company”), and each person named on the signature page hereto (each, a “Holder” and collectively, the “Holders”).

W I T N E S S E T H:

WHEREAS, a Purchase Agreement was entered into contemporaneously with this Agreement by and among the Company, Brainboost Technology, LLC and Brainboost Partnership (the “Purchase Agreement”) pursuant to which the Company will acquire Brainboost Technology, LLC from Brainboost Partnership; and

WHEREAS, the Company has agreed to prepare and file with the United States Securities and Exchange Commission (“SEC”), a Registration Statement to register for resale the shares of common stock of the Company issued to the Holders pursuant to the Purchase Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) “Holder” means the Holder and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof and who holds Registrable Securities.

(b) “Potential Material Event” means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by a determination in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time; in each case where such determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

(c) “Register,”“Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

(d) “Registrable Securities” means the shares of Common Stock of the Company issued to the Holders pursuant to the Purchase Agreement excluding in all cases, however, (a) any Registrable Securities that have been previously sold pursuant to a registration statement filed and declared effective by the SEC, (b) Registrable Securities that have been sold by a Person in a transaction in which his or her rights under this Section 1 are not duly assigned as provided herein, (c) any Registrable Securities after such securities have been sold in a Public Sale.

(e) “Registration Statement” means a registration statement of the Company under the Securities Act covering Registrable Securities on Form S-3, if the Company is then eligible to file using such form, and if not eligible, on Form SB-2 or other appropriate form.

(f) “Effective Date” means the date the SEC declares a Registration Statement covering Registrable Securities and otherwise meeting the conditions contemplated hereby to be effective.

(g) “Public Sale" means a sale of securities pursuant to a registration statement declared effective under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any similar provision then in effect) adopted under the Securities Act.

2. Registration.

(a) Mandatory Registration. The Company shall prepare and file with the SEC, as soon as possible after the date hereof but no later than seventy-five (75) days from the date hereof (the “Required Filing Date”), a Registration Statement registering for resale by the Holders the Registrable Securities. The Registration Statement shall include the Registrable Securities, and shall also state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, or stock dividends. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than one hundred twenty (120) days after the date hereof (the “Effectiveness Date”).

(b) Payments by the Company. If: (i) the Registration Statement is not filed on or prior to its Required Filing Date, (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed”, or not subject to further review, (iii) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the required Effectiveness Date or (iv) after the Effectiveness Date, the availability of the Registration Statement is suspended for more than an aggregate 60 days in any 12-month period, (any such failure or breach being referred to as an “Event”) and for purposes of clause (i) or (iii) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five business day period is exceeded, or for purposes of clause (iv) the date on which such 60 day period is exceeded being referred to as an “Event Date”, then in addition to any other rights the Holders may have hereunder or under applicable law, on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to the Holders an aggregate amount in cash, as partial liquidated damages and not as a penalty, of $100,000. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

(a) Prepare promptly, and file with the SEC by the Required Filing Date a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, and thereafter use its reasonable best efforts to cause such Registration Statement relating to Registrable Securities to become effective and keep the Registration Statement effective at all times during the period (the “Registration Period”) continuing until the earliest of (i) the date that is two (2) years after the last day of the calendar month following the month in which the relevant Effective Date occurs, (ii) the date when the Holders may sell all Registrable Securities under Rule 144 without volume or other restrictions or limits or (iii) the date the Holders no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

(c) Permit a single firm of counsel designated by the Holders to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

(d) Notify each Holder and such Holders’s legal counsel identified to the Company and which has requested by written notice to the Company that it receive such notification (“Holder’s Counsel”) and any managing underwriters immediately (and, in the case of (i)(A) below, not less than three (3) business days prior to such filing) and (if requested by any such person) confirm such notice in writing no later than one (1) business day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a “review” of such Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC in respect of a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Holders); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (v) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) Furnish to each Holder and such Holder’s Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

(f) As promptly as practicable after becoming aware thereof, notify each Holder of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request;

(g) As promptly as practicable after becoming aware thereof, notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

(h) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Holder in writing of the existence of a Potential Material Event, the Holder shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement, for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period.

(i) Use its reasonable efforts to secure and maintain the designation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market.

(j) Take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

4. Obligations of the Holders. In connection with the registration of the Registrable Securities, the Holders shall have the following obligations:

(a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder (the “Requested Information”) if such Holder has any Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from a Holder (a “Non-Responsive Holder”), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Holder;

(b) Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from the Registration Statement; and

(c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), above, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. Expenses of Registration. All reasonable expenses (other than underwriting discounts and commissions of the Holder and fees and expenses of Holder’s Counsel) incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company shall be borne by the Company.

6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder who holds such Registrable Securities (each, an “Indemnified Person” or “Indemnified Party”), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, “Claims”) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to clause (b) of this Section 6, the Company shall reimburse the Holders, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, after such prospectus was made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Holder to deliver or cause to be delivered the prospectus made available by the Company or the amendment or supplement thereto made available by the Company; (III) be available to the extent such Claim is based on the delivery of a prospectus by the Holder after receiving notice from the Company under Section 3(f), (g) or (h) hereof (other than a notice regarding the effectiveness of the Registration Statement or any amendment or supplement thereto), or (IV) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Each Holder will indemnify the Company and its officers, directors and agents (each, an “Indemnified Person” or “Indemnified Party”) against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Holder, expressly for use in connection with the preparation of the Registration Statement or the amendment or supplement thereto, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 9.

(b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party provided such counsel is of the opinion that all defenses available to the Indemnified Party can be maintained without prejudicing the rights of the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) except where the seller has committed fraud (other than a fraud by reason of the information included or omitted from the Registration Statement as to which the Company has not given notice as contemplated under Section 3 hereof) or intentional misconduct, contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. Reports under Securities Act and Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to Holder so long as Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, and (ii) such other information as may be reasonably requested to permit Holder to sell such securities pursuant to Rule 144 without Registration.

(d) The Company will, at the request of any Holder of Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for a period of not less than one (1) year, (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the company for more than the ninety (90) preceding days, and (iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificate representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Holders to any transferee of the Registrable Securities only if: (a) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) such transfer of Registrable Securities is completed and disclosed to the Company prior to the Effective Date. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(b) hereof arising from such delay.

10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Holder and the Company.

11. Miscellaneous.

(a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Notices required or permitted to be given hereunder shall be given in the manner contemplated by the Purchase Agreement, if to the Company or to the Holders, to their respective address contemplated by the Purchase Agreement.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, either party hereto shall reimburse the other party for any reasonable legal fees and disbursements incurred by such party in enforcement of or protection of any of its rights under this Agreement.

(e) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a) hereof, or any delay in such performance could result in loss to the Holders, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.

(k) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

COMPANY: ANSWERS CORPORATION

By:	/s/ Steven Steinberg
Name: Steven Steinberg Title: Chief Financial Officer

HOLDERS:

BRAINBOOST PARTNERSHIP

By:	/s/ ASSAF ROZENBLATT

Name:	ASSAF ROZENBLATT

Title:	GENERAL PARTNER

ASSAF ROZENBLATT
/s/ ASSAF ROZENBLATT

EDO SEGAL
/s/ EDO SEGAL

JON MEDVED
/s/ JON MEDVED